COLONY ENERGY, LLC

FINANCIAL STATEMENTS

APRIL 6, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BALANCE SHEET

STATEMENT OF OPERATIONS

STATEMENT OF CASH FLOWS

STATEMENT OF CHANGES IN  MEMBERS’ EQUITY

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of Colony Energy LLC

We have audited the accompanying balance sheet of Colony Energy, LLC as of April 6, 2017 and the related statements of operations, changes in members’ equity and cash flows for the period from February 7, 2017 (date of incorporation) to April 6, 2017.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of as of April 6, 2017 and the results of its operations and its cash flows for the period from February 7, 2017 (date of incorporation) to April 6, 2017 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has not generated revenues since inception, has incurred losses in developing its business, and further losses are anticipated.  The Company requires additional funds to meet its obligations and the costs of its operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in this regard are described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DALE MATHESON CARR-HILTON LABONTE LLP
CHARTERED PROFESSIONAL ACCOUNTANTS
Vancouver, Canada
June 23, 2017

An independent firm associated with
Moore Stephens International Limited

MOORE STEPHENS

COLONY ENERGY, LLC
BALANCE SHEET
(EXPRESSED IN US DOLLARS)

April 6, 2017

ASSETS

Non-current assets
Oil and gas property, full cost method	$108,000
$108,000

LIABILITIES AND MEMBERS’ EQUITY

Current liabilities
Accrued liabilities	$13,411
Advance payable	34,058
Due to related party	60,000
107,469

Members’ equity
Members’ capital	18,000
Accumulated deficit	(17,469)
531
$108,000

The accompanying notes are an integral part of these financial statements

COLONY ENERGY, LLC
STATEMENT OF OPERATIONS
(EXPRESSED IN US DOLLARS)

February 7, 2017 (date of incorporation) to April 6, 2017

General and administrative expense
Professional fees	$17,469

Net and comprehensive loss for the period	$(17,469)

The accompanying notes are an integral part of these financial statements

COLONY ENERGY, LLC
STATEMENT OF CASH FLOWS
(EXPRESSED IN US DOLLARS)

February 7, 2017 (date of incorporation) to April 6, 2017

Cash flows used in operating activities
Net loss for the period	$(17,469)
Changes in non-cash working capital item
Accrued liabilities	17,469
Cash used in operating activities	-

Cash flows used in investing activities
Acquisition of oil and gas property	(30,000)
Cash used in investing activities	(30,000)

Cash flows from financing activities
Proceeds from member	30,000
Cash provided by financing activities	30,000

Change in cash	-
Cash, beginning of period	-
Cash, end of period	$-

Non-cash transaction
Membership interest for the acquisition of the oil and gas property	$18,000
Acquisition of oil and gas property recorded in due to related party	$60,000

The accompanying notes are an integral part of these financial statements

COLONY ENERGY, LLC
STATEMENT OF CHANGES IN MEMBERS’ EQUITY
(EXPRESSED IN US DOLLARS)

	Members’ Capital	Accumulated Deficit	Members’ Equity

Balance, February 7, 2017	$-	$-	$-

Membership interest for the acquisition of oil and gas property	18,000	-	18,000
Net loss	-	(17,469)	(17,469)
Balance, April 6, 2017	$18,000	$(17,469)	$531

The accompanying notes are an integral part of these financial statements

COLONY ENERGY, LLC
NOTES TO FINANCIAL STATEMENTS
April 6, 2017

1. NATURE AND CONTINUANCE OF OPERATIONS

Colony Energy, LLC (the “Company”) was registered in the State of Nevada on February 7, 2017. The Company focuses its business efforts on the acquisition, exploration, and development of oil and gas properties.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As of April 6, 2017, the Company has not achieved profitable operations, has incurred losses in developing its business, and further losses are anticipated. The Company has an accumulated deficit of $17,469.

The Company’s ability to continue as a going concern is dependent upon its ability to obtain the necessary financing to meet its obligations and pay its liabilities when they come due. To date, the Company has funded operations through debt. Management plans to raise additional funds through equity or debt financings and loans from members. There is no certainty that further funding will be available as needed. These factors raise substantial doubt about the ability of the Company to continue operating as a going concern. The ability of the Company to continue its operations as a going concern is dependent upon its ability to raise sufficient new capital to fund its operating commitments and ongoing losses and ultimately on generating profitable operations. The financial statements do not include any adjustments to be recorded to assets or liabilities that might be necessary should the Company be unable to continue as a going concern. (Note 5).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States (“US GAAP’), and are expressed in United States dollars. The Company has not produced  revenues from its principal business to date.

Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions. The Company bases its estimates and assumptions on current facts, historical experience and various other factors it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected. The most significant estimates with regard to these financial statements relate to carrying values of oil and gas properties, the assumptions used to record asset retirement obligations, the assumptions used to determine the fair value of derivative financial liabilities, and the estimated useful life of equipment.

Foreign Currency Translation
The Company’s functional currency and its reporting currency is the United States dollar. Foreign denominated monetary assets and liabilities are translated to their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date. Revenue and expenses are translated at average rates of exchange during the year. Related translation adjustments are reported as a separate component of members’ capital, whereas gains or losses resulting from foreign currency transactions are included in the results of operations

COLONY ENERGY, LLC
NOTES TO FINANCIAL STATEMENTS
April 6, 2017

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Oil and Gas Properties
The Company utilizes the full cost method to account for its investment in oil and gas properties. Accordingly, all costs associated with acquisition, exploration and development of oil and gas reserves, including such costs as leasehold acquisition costs, interest costs relating to unproved properties, geological expenditures, tangible and intangible development costs including direct internal costs are capitalized to the full cost pool. When the Company commences production from established proven oil and gas reserves, capitalized costs, including estimated future costs to develop the reserves and estimated abandonment costs, net of salvage, will be depleted on the units-of-production method using estimates of proved reserves. Costs of unproved properties are not amortized until the proved reserves associated with the projects can be determined or until impairment occurs. If an assessment of such properties indicates that properties are impaired, the amount of impairment is added to the capitalized cost base to be amortized.

The capitalized costs included in the full cost pool are subject to a "ceiling test", which limits such costs to the aggregate of the (i) estimated present value, using a ten percent discount rate, of the future net revenues from proved reserves, based on current economic and operating conditions, (ii) the lower of cost or estimated fair value of unproven properties included in the costs being amortized, (iii) the cost of properties not being amortized, less (iv) income tax effects related to differences between the book and tax basis of the cost of properties not being amortized and the cost or estimated fair value of unproved properties included in the costs being amortized.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in the statement of operations. The Company’s oil and gas properties are under development with minimal production to date. Accordingly, no amortization is being recorded.

Asset Retirement Obligations
The Company records the fair value of an asset retirement obligation as a liability in the period in which it incurs an obligation associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development and/or normal use of the assets. The estimated fair value of the asset retirement obligation is based on the current cost escalated at an inflation rate and discounted at a credit adjusted risk-free rate. This liability is capitalized as part of the cost of the related asset and amortized over its useful life. The liability accretes until the Company settles the obligation.

Environmental
Oil and gas activities are subject to extensive federal and state environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Company to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites.

Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Expenditures that have future economic benefits are capitalized. Liabilities for expenditures of a non-capital nature are recorded when an environmental assessment and/or remediation is probable, and the costs can be reasonably estimated.

Impairment of Long-Term Assets
The Company has adopted FASB ASC 360 “Accounting for the Impairment or Disposal of Long-Lived Assets," which requires that long-lived assets to be held and used be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Oil and gas interests accounted for under the full cost method are subject to a ceiling test, described above, and are excluded from this requirement.

COLONY ENERGY, LLC
NOTES TO FINANCIAL STATEMENTS
April 6, 2017

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial instruments
The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair value of accrued liabilities and note payable approximates their carrying value due to their short-term nature.

Income Taxes
The Company is a limited liability company treated as a partnership for federal and state income tax purposes with all income tax liabilities and/or benefits of the Company being passed through to the member. As such, no recognition of federal or state income taxes for the Company that are organized as limited liability companies have been provided for in the accompanying financial statements. Any uncertain tax position taken by the member is not an uncertain position of the Company.

Recent Accounting Pronouncements
In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments.  This ASU is effective for annual periods beginning after December 15, 2018 and interim periods within fiscal years beginning after December 15, 2019.  ASU No 2016-15 addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice. The adoption of this standard will not have a material impact on the Company’s financial position or results of operations.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants, and the SEC did not, or are not believed by management to, have a material impact on the Company's present or future financial position, results of operations or cash flows.

3. OIL AND GAS PROPERTIES

Godin Property

Balance as at February 7, 2017	$-

Property acquisition	108,000

Balance as at April 6, 2017	$108,000

On March 31, 2017, the Company entered into a petroleum, natural gas and general rights conveyance agreement to acquire a 100% interest in and to certain petroleum, natural gas and general rights, including Alberta Crown Petroleum and Oil Leases, in 20 contiguous sections totaling 12,960 acres located in the Godin area of Northern Alberta. As a consideration, the Company paid $30,000 upon execution of the agreement and transferred 16.66% membership interest of the Company to the vendor, valued at $6,000.

In addition, the vendor is entitled to receive certain milestone payments from the Company in the aggregate amount up to $210,000 as follows:

i)	$30,000 on or before June 29, 2017;
ii)	$30,000 on or before September 27, 2017; and
iii)	$150,000 upon the rig release of the second well drilled by the Company in the oil and gas assets described above. This amount will be recorded when the criteria has been met.

As a consideration, the Company paid $30,000 upon execution of the agreement, recorded a due to related party of $60,000 and transferred 16.66% membership interest of the Company to the vendor, valued at $18,000.

COLONY ENERGY, LLC
NOTES TO FINANCIAL STATEMENTS
April 6, 2017

4. ADVANCE PAYABLE

As at April 6, 2017, the Company has an advance payable of $34,058 owing to a member of the Company. The balance is non-interest bearing and repayable upon demand. This advance was subsequently repaid by Fortem Resources Inc. (“Fortem”) pursuant to the acquisition of the Company’s membership interests (Note 5).

5. SUBSEQUENT EVENTS

On April 7, 2017, all membership interests of the Company were acquired by Fortem Resources Inc. (“Fortem”). In consideration for the acquisition, Fortem issued an aggregate of 21,000,000 shares of Fortem to the members of the Company and agreed to issue an additional 3,000,000 shares on a post-closing basis with 1,000,000 shares to be issued to one of the members on the first, second and third anniversaries of the closing date.

In addition, pursuant to a Milestone Payment Addendum dated April 7, 2017, Fortem agreed that if the Company fails to make timely payment of any milestone payment and does not remedy such failure within 30 days after receipt of written notice from the vendor, the vendor may elect to: (i) have the Company reconvey the purchased assets to the vendor; or (ii) receive 250,000 shares of Fortem, with such reconveyance or issuance of shares to be in full and final satisfaction of all obligations to make any further milestone payment.